UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 22, 2003

CIENA Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-21969	23-2725311
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Winterson Road, Linthicum, MD 21090
(Address of principal executive offices, including zip code)
(410) 865-8500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Exhibit Index on Page 2

TABLE OF CONTENTS

     Item 9 — Information Provided Under Item 12
     SIGNATURES
     EXHIBIT INDEX
     EX-99.1 Text of Press Release

The information in this Report, including the exhibit, is furnished under Item 12 of Form 8-K and, pursuant to General Instruction B.6. thereunder, is not “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibit, is not incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 7 — Financial Statements and Exhibits.

(c)	Exhibits — The following exhibit is furnished as part of this Report:

Exhibit 99.1 — Text of Press Release issued by CIENA Corporation, dated May 22, 2003.

Item 9 — Regulation FD Disclosure (Information Provided Under Item 12 Results of Operations and Financial Condition)
 The information in this Report, which is provided under Item 12, “Results of Operations and Financial Condition,” is being furnished under Item 9 in accordance with Securities and Exchange Commision Release No. 33-8216.

On May 22, 2003, CIENA Corporation issued a press release announcing its financial results for the fiscal quarter ended April 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIENA CORPORATION

Dated: May 22, 2003	By:	/s/ Russell B. Stevenson, Jr. Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No		Description of Exhibit

99.1	-	Text of Press Release issued by CIENA Corporation, dated May 22, 2003

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